EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name:  Thompson Plumb Funds, Inc.
File Number:  811-4946


Sub-Item 77Q3

(a) (i) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the registrant's management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-SAR, the registrant's principal executive and financial officers have concluded that the design and operation of the registrant's disclosure controls and procedures are effective in ensuring that the information required to be disclosed in the reports that the registrant files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and recorded within the time periods specified in the SEC's rules and forms and that such information is accumulated and communicated to the registrant's management, including its principal executive and financial officers (or persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure.

(a) (ii) There are no significant changes in the registrant's internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a) (iii) Certifications:

THOMPSON PLUMB FUNDS, INC.
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
      I, John W. Thompson, the principal executive officer of Thompson Plumb Funds, Inc., certify that:
      1.   I have reviewed this report on Form N-SAR of Thompson Plumb
Funds, Inc.;
      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
      3.   Based on my knowledge, the financial information included
in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;
      4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment
Company Act) for the registrant and have:
      	(a)	Designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
      	(b)	Evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
      	(c)	Presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
      5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
      	(a)	All significant deficiencies in the design or operation
of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
      	(b)	Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal controls; and
      6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

      Date: 	January 27, 2003
      					/s/ John W. Thompson
      					--------------------------
					John W. Thompson, Chairman

THOMPSON PLUMB FUNDS, INC.
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
      I, Thomas G. Plumb, the principal financial officer of Thompson Plumb Funds, Inc., certify that:
      1.   I have reviewed this report on Form N-SAR of Thompson
Plumb Funds, Inc.;
      2.   Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
      3.   Based on my knowledge, the financial information included
in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;
      4.   The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company
Act) for the registrant and have:
      	(a)	Designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which
this report is being prepared;
      	(b)	Evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
      	(c)	Presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
      5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
      	(a)	All significant deficiencies in the design or operation
of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
      	(b)	Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal controls; and
      6.   The registrant's other certifying officer and I have
indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
      Date:  January 23, 2003
                                        /s/Thomas G. Plumb
                                        --------------------------
					Thomas G. Plumb, Treasurer